Exhbit 99.2

REMARKETING AGENCY AGREEMENT

REMARKETING AGENCY AGREEMENT, dated as of January 12, 2017 (this “Agreement”), by and among SLM Student Loan Trust 2005-8 (the “Trust”), Navient Solutions, Inc. (the “Administrator”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated, successor by merger to Banc of America Securities LLC (the “Remarketing Agent”).  The Remarketing Agent, in consultation with the Administrator, hereby establishes the terms for the Class A-4 Reset Rate Notes (the “Notes”) described below with respect to the Reset Date specified below in accordance with the terms hereof and of the Remarketing Agreement, dated as of October 15, 2009, among the Trust, the Administrator and the Remarketing Agent (the “Remarketing Agreement”), the terms of which are hereby incorporated by reference and made a part hereof.

The Remarketing Agent will attempt, on a reasonable efforts basis, to remarket the validly tendered Notes at a price equal to 100% of the aggregate principal amount so tendered.  There is no assurance that the Remarketing Agent will be able to remarket the entire principal amount of Notes tendered in a remarketing.  The Remarketing Agent shall also have the option, but not the obligation, to purchase any tendered Notes at such price.  The option of the Remarketing Agent to purchase tendered Notes from the tendering Class A-4 Noteholders will be subject, without limitation, to the conditions set forth in Section 8 of the Remarketing Agreement.

The Administrator covenants with the Remarketing Agent that, with respect to the Reset Date specified below, it shall prepare and file with the Commission and furnish to the Remarketing Agent a free-writing prospectus containing disclosure of the current ratings for the Notes and meeting the requirements of the 1933 Act (the “Free-Writing Prospectus”).  The parties further agree that the Free-Writing Prospectus shall constitute a “Remarketing Material” as such term is defined in the Remarketing Agreement.

The Remarketing Agent represents and agrees that:

•
it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity, within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the “FSMA”), received by it in connection with the issue or sale of the Notes in circumstances in which Section 21(1) of the FSMA does not apply to the Trust;

•	it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom;
•
in relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), the Remarketing Agent represents and agrees that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”) it has not made and will not make an offer of the Notes which are the subject of the offering contemplated by the Remarketing Agreement to the public in that Relevant Member State other than:

(a) to any legal entity which is a qualified investor as defined in the Prospectus Directive;

(b) to fewer than 150 natural or legal persons (other than qualified investors as defined in the Prospectus Directive), as permitted under the Prospectus Directive; or

(c) in any other circumstances falling within Article 3(2) of the Prospectus Directive,

provided that no such offer of Notes referred to in (a), (b) or (c) above shall require the Trust or the Remarketing Agent to publish a prospectus pursuant to Article 3 of the Prospectus Directive.  For the purposes of the foregoing, the expression “an offer of Notes to the public” in relation to any Notes in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Notes to be offered so as to enable an investor to decide to purchase or subscribe the Notes, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State, the expression “Prospectus Directive” means Directive 2003/71/EC (as amended, including Directive 2010/73/EU), and includes any relevant implementing measure in the Relevant Member State.

All capitalized terms not otherwise defined in this Agreement have the respective meanings assigned thereto in Appendix A to the Remarketing Agreement.

CERTAIN TERMS OF THE NOTES

Trust:	SLM Student Loan Trust 2005-8

Remarketing Agent and Address:	Merrill Lynch, Pierce, Fenner & Smith Incorporated, successor by merger to Banc of America Securities LLC One Bryant Park, Fourth Floor New York, NY 10036 Attention: Christopher Jonas

Title of Notes:	Class A-4 Reset Rate Notes

Title of Indenture:	Indenture, dated as of September 1, 2005, as amended or supplemented from time to time by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

Eligible Lender Trustee:	Deutsche Bank Trust Company Americas

Indenture Trustee:	Deutsche Bank National Trust Company

Current Ratings:

Moody’s Investors Service, Inc.:	Aaa(sf)

Standard & Poor’s Ratings Services:	AAA(sf)

Fitch Ratings, Inc.:	AAAsf

Expected weighted average life of the Notes at 4% CPR:	Approximately 2.59 years (based on assumptions in the preliminary Remarketing Prospectus Supplement)

Remarketing Terms Determination Date:	January 12, 2017

Hold Notice Date:	January 17, 2017

Spread Determination Date:	On or before January 20, 2017

Reset Date:	January 25, 2017

Reset Period and next succeeding Reset Date:	N/A1

Interest Rate Mode:

☒Floating Rate Mode:

Index:	Three-Month LIBOR

Interval between Interest Rate Change Dates:	Quarterly from each Distribution Date through the day before the next Distribution Date.

Interest Rate Determination Date(s):	Second New York and London Business Day before the beginning of the Accrual Period.

☐Fixed Rate Mode:

Fixed Rate Pricing Benchmark:	N/A

Whether principal amortizes periodically or is paid at end of Reset Period:	Periodically

Currency Denomination:	U.S. Dollars

☐Foreign Exchange Mode:	N/A

Minimum Denominations and additional increments:	The class A-4 notes will be available for purchase in minimum denominations of $100,000 and additional increments of $1,000 in excess thereof.

Interest Distribution Dates:	The 25th day of each January, April, July and October or, if such day is not a business day, then on the next business day.

Principal Distribution Date(s):	The 25th day of each January, April, July and October or, if such day is not a business day, then on the next business day.

Swap Agreement(s):	☐Yes ☒ No

☐Currency Swap Agreement:

☐Interest Rate Swap Agreement:

1 Absent a failed remarketing of the class A-4 notes or an exercise of the related call option by Navient Corporation or one of its wholly-owned subsidiaries on or before the January 25, 2017 reset date, there will be no subsequent reset dates for the class A-4 notes.

Eligible Swap Counterparties from which Bids will be Solicited:	N/A

All Hold Rate (Spread for floating or fixed rate, as applicable):	Three-Month LIBOR plus 0.50%

Day Count Basis:	Actual/360

Remarketing Fee (expressed as a percentage of the outstanding principal amount of the Notes, payable except in the case of a Failed Remarketing):	0.15%

Wire Instructions:	To be furnished by Merrill Lynch, Pierce, Fenner & Smith Incorporated, successor by merger to Banc of America Securities LLC

Other:	The Notes will be remarketed using a Preliminary Remarketing Prospectus, a Final Remarketing Prospectus and a Free-Writing Prospectus, each as furnished by the Administrator

The foregoing terms are hereby confirmed and agreed to as of this 12th day of January, 2017.

SLM STUDENT LOAN TRUST 2005-8

By:	DEUTSCHE BANK TRUST COMPANY AMERICAS
not in its individual capacity but solely as
Eligible Lender Trustee

By:	Michele H.Y. Voon
Name: Michele H.Y. Voon
Title: Vice President

By:	Susan Barstock
Name: Susan Barstock
Title: Vice President

NAVIENT SOLUTIONS, INC., as Administrator

By:	C. Scott Booher
Name: C. Scott Booher
Title: Authorized Signatory

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
successor by merger to Banc of America Securities, LLC

By:	Benjamin Merrill
Name: Benjamin Merrill
Title: Authorized Signatory